TREND AGGREGATION DIVIDEND AND INCOME FUND

Institutional Shares: TRDVX

TREND AGGREGATION GROWTH FUND

Institutional Shares: TRAGX

each a series of Mutual Fund and Variable Insurance Trust

(each, a "Fund" and, collectively, the “Funds”)

October 4, 2018

The information in this Supplement amends certain information contained in each Fund’s Summary Prospectus, each dated May 17, 2018, and Prospectus, each dated April 19, 2018.

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The following information is added to the section of each Fund’s summary prospectus and prospectus entitled "Fund Summary - Principal Investment Risks":

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually constructed based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

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The following information supplements the information contained in the section of the Funds’ Prospectus entitled "ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS - PRINCIPAL INVESTMENT RISKS":

Risk	Trend Aggregation Income	Trend Aggregation Growth
Model and Data Risk	X	X

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually constructed based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

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You should read this Supplement in conjunction with the Funds' Prospectus, dated April 19, 2018, each Fund's Summary Prospectus, each dated May 17, 2018, and the Funds' Statement of Additional Information, dated April 19, 2018, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-844-828-3203 or by writing to the Funds at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.

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